UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 18, 2013

AMERICAN EXPRESS

RECEIVABLES

FINANCING

CORPORATION VIII LLC

on behalf of

AMERICAN EXPRESS

ISSUANCE TRUST II

(as Depositor of the American Express Issuance Trust II)

(Exact Name of registrant as Specified in Charter)

Delaware	333-185503 333-185503-01	46-0795019
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Vesey Street

31st Floor, Room 507C

New York, New York 10285

(212) 640-2000

(Address, Including Zip Code, and Telephone Number,

Including Area Code, of Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.	Other Events.

On July 18, 2013, the American Express Issuance Trust II (the “Trust”) supplemented its Amended and Restated Indenture, dated as of March 12, 2013, as amended from time to time, with its Series 2013-A Indenture Supplement, dated as of July 18, 2013.

On July 18, 2013, the Trust issued its (i) Class A Series 2013-A Variable Funding Floating Rate Asset Backed Notes in a maximum principal amount of $3,000,000,000 (the “Class A Notes”), (ii) Class B Series 2013-A Variable Funding Floating Rate Asset Backed Notes in a maximum principal amount of $133,334,000 (the “Class B Notes”) and (iii) Class C Series 2013-A Variable Funding Floating Rate Asset Backed Notes in a maximum principal amount of $200,000,000 (the “Class C Notes” and, together with the Class A Notes and the Class B Notes, the “Notes”). In connection with the issuance, the Registrant sold the Class A Notes to certain parties who have agreed to fund, from time to time at the request of the Registrant through July 15, 2016 (as may be extended), the unfunded amounts under the Class A Notes up to the maximum principal amount. The purchasers’ commitments to fund any unfunded amounts under the Class A Notes are subject to the terms and conditions of the Class A Notes, the Series 2013-A Indenture Supplement and a purchase agreement among the Registrant, the purchasers and certain other parties.

The Registrant intends to use the Class A Notes as a source of funding in the ordinary course.

In addition, on July 24, 2013, the Trust acquired approximately $4.0 billion of receivables in additional accounts pursuant to Assignment No. 1 of Receivables in Aggregate Addition Accounts Included in American Express Issuance Trust II, dated as of July 24, 2013 (“Assignment No. 1”), between American Express Receivables Financing Corporation VIII LLC and the Trust. Assignment No. 1 is attached hereto as Exhibit 99.01.

Item 9.01.	Exhibits.

The following are filed as Exhibits to this Report under Exhibit 99.

Exhibit 99.01

Assignment No. 1 of Receivables in Aggregate Addition Accounts Included in American Express Issuance Trust II, dated as of July 24, 2013, between American Express Receivables Financing Corporation VIII LLC and the American Express Issuance Trust II.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

American Express Receivables Financing Corporation VIII LLC,
as originator of the Trust and Co-Registrant and as Transferor on behalf of the Trust as Co-Registrant

By:	/s/ Anderson Y. Lee
Name:	Anderson Y. Lee
Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description

Exhibit 99.01

Assignment No. 1 of Receivables in Aggregate Addition Accounts Included in American Express Issuance Trust II, dated as of July 24, 2013, between American Express Receivables Financing Corporation VIII LLC and the American Express Issuance Trust II.